17A. Income taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
17. Income taxes

Significant components of the Company's deferred tax assets for federal income taxes consisted of the following:

	December 31,
	2013	2012
Net operating loss carryforward	$21,492,311	$18,050,294
Amortization	(823,367)	(580,145)
Stock option compensation	5,841,333	904,334
Deferred compensation	1,563,754	883,794
Deferred state tax	(1,904,277)	(477,307)
Other	105,179	449,209
Valuation allowance	(26,274,933)	(19,230,179)
Net deferred tax asset	$–	$–

The Company had net operating loss carry-forwards (“NOL”) for federal and state income tax purposes of approximately:

	December 31,
	2013	2012
Combined NOL Carryforwards:
Federal	$47,728,300	$40,240,679
California	44,482,850	36,995,229

The net operating loss carry-forwards for 2013 and 2012 begin expiring in 2021 and 2020, respectively. During 2013, the outstanding shares of common stock increased from 890,837 to 5,813,785. The utilization of net operating loss carry-forwards is likely to be limited due to this ownership change under the provisions of Internal Revenue Code Section 382 and similar state provisions. The Company recorded a 100% valuation allowance on the deferred tax assets at December 31, 2013 and 2012 because of the uncertainty of their realization.

A reconciliation of the income tax credit computed at the federal statutory rate to that recorded in the financial statements for 2013 and 2012 is as follows:

	2013			2012
Rate reconciliation:
Federal tax benefit at statutory rate	$(922,591)	(35.0%	)	$(2,578,121)	(35.0%	)
State tax, net of Federal benefit	(761,237)	28.9%		(782,767)	10.6%
Change in valuation allowance	7,044,754	(267.3%	)	5,495,845	(74.6%	)
Derivative accounting and other	(5,360,926)	273.4%		(2,134,957)	99.0%
Total provision	$–	–%		$–	–%